UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22936

Diversified Real Asset Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    May 31

Date of reporting period:    May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report May 31, 2017

DRA
Diversified Real Asset Income Fund

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Table

of Contents

NUVEEN	3

Portfolio Managers’

Comments

DRA-Diversified Real Asset Income Fund

Diversified Real Asset Income Fund (DRA) (the Fund) is a closed-end fund managed by Nuveen Fund Advisors, LLC (NFAL) and sub-advised by Nuveen Asset Management, LLC (NAM). The Fund is sub-advised by NAM using its real asset income strategy, and its portfolio managers are John G. Wenker, Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland.

On March 14, 2017, the Board of Trustees of the Fund approved a plan to merge the Fund into the Nuveen Real Asset Income and Growth Fund (JRI). Shareholders have approved the reorganization of DRA into JRI. Subject to the satisfaction of certain customary closing conditions, the reorganization is expected to become effective immediately before the open of business on September 11, 2017.

Here the portfolio management team reviews economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended May 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended May 31, 2017?

Over the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 1.2% for the U.S. economy in the first quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the fourth quarter of 2016 was 2.1%.

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in May 2017 from 4.7% in May 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended May 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

4	NUVEEN

market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in April 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

The Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.

Politics also dominated the headlines in this reporting period. The second half of 2016 saw two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process.

During the reporting period, all five “real asset” categories represented in DRA’s Custom Blended Index produced positive absolute returns led by global infrastructure common shares, which gained 16.27% as measured by the S&P Global Infrastructure Index. Within infrastructure, long-duration assets such as airports posted the highest returns. In the high yield segment, spreads narrowed throughout much of the reporting period, propelling the sector to produce an equity-like return of 13.58% for the twelve-month reporting period ended May 31, 2017 (Bloomberg Barclays U.S. Corporate High Yield Bond Index). Meanwhile, the public commercial real estate sector significantly underperformed both the infrastructure and high yield segments with a 4.01% return (FTSE EPRA/NAREIT Developed Index) during the reporting period, making it the lowest performing asset class in the Fund’s benchmark. Investors remained cautious based on the anticipation of global interest rates moving higher and weaker underlying fundamentals within real estate relative to other areas. The preferred benchmarks for the Fund turned in results somewhere in the middle with the Wells Fargo Hybrid & Preferred Securities REIT (Real Estate Investment Trust) Index advancing 5.48% and the Bloomberg Barclays Global Capital Securities Index gaining 7.16% for the period.

What key strategies were used to manage the Fund during this twelve-month reporting period ended May 31, 2017?

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Since the Fund’s commencement of operations in 2014, the portfolio management team has been repositioning its assets to align DRA’s portfolio with NAM’s real asset income strategy. With this strategy, at least 80% of the Fund’s managed assets will be invested in a global portfolio of securities that provide investment exposure to real assets, focusing on infrastructure and REIT securities. The portfolio management team actively manages the Fund’s allocations among the infrastructure and real estate categories, with the flexibility to invest across the capital structure in any type of equity and debt security offered by a particular company, including common shares, preferred shares, corporate debt instruments and mortgage-backed securities. All of the Fund’s debt investments may be rated lower than investment grade (Ba1/BB+ or lower by S&P, Moody’s or Fitch), but no more than 10% of the Fund’s managed assets may be invested in securities rated CCC+/Caa1 or lower at any time. The Fund may also invest up to 75% of its managed assets in non-U.S. issuers. Our goal is to have the Fund’s portfolio fairly equally balanced between U.S. and non-U.S. exposure, although this

NUVEEN	5

Portfolio Managers’ Comments (continued)

allocation may change based on market conditions. We may also opportunistically write (sell) call options primarily on securities issued by real asset related companies, seeking to enhance the Fund’s risk-adjusted total returns over time.

In addition, we typically use leverage as part of the Fund’s management strategy, which we are currently doing through the use of bank borrowings. The Fund utilizes credit facilities that charge either one-month LIBOR (London Inter-Bank Offered Rate) plus a spread, or three-month LIBOR plus a spread. The borrowed proceeds are used to invest in more securities that the Fund would typically hold. Leverage is discussed in more detail in the Fund Leverage section of this report.

NAM’s real asset income strategy invests primarily in five security types: global infrastructure common stock, REIT common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is a Custom Blended Index, which is an index NAM created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. The Custom Blended Index consists of 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our real asset income strategy attempts to add value versus the benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection.

Our security selection process starts with a screen for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, we continued to reposition the portfolio in order to align it with our real asset income strategy. As part of this repositioning, we have been selling holdings that we believe have lower yield and lower capital appreciation potential and buying assets that have more potential to achieve the Fund’s objectives, while also more equally balancing the Fund’s U.S. and non-U.S. exposure. This includes looking for ways to opportunistically monetize the Fund’s whole loan positions, but only when we are confident that we are achieving fair value for these assets.

Since June 2016, the Fund has been party to five total return swaps for between $20 million and $35 million using exchange-traded funds (ETFs) that align as closely as possible with the five sectors of the real asset income portion of the portfolio. In each of these total return swaps, the Fund receives the dividend payment from the ETF, pays a spread over LIBOR to the swap provider and, at the termination of the swap, receives the capital gain (or pays the loss) accrued during the reporting period. The objective of the total return swaps is to increase income in the Fund. The total return swaps all matured on June 1, 2017, and were not renewed. During the reporting period, these swaps had a positive impact on overall Fund performance.

In an effort to protect against potential increases in interest rates, we also sold (shorted) five-year U.S. Treasury futures contracts during the reporting period to hedge some of the duration, or interest rate sensitivity, of the bonds in the portfolio. Rates for Treasury securities across the yield curve moved higher during the reporting period. Therefore, the hedge increased in value on a mark-to-market basis, offsetting much of the devaluation that rising interest rates caused within the underlying bond portfolio.

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How did the Fund perform during this twelve-month reporting period ended May 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended May 31, 2017. For the twelve-month period reporting period ended May 31, 2017, the Fund’s total return at net asset value (NAV) outperformed its Custom Blended Index but underperformed the MSCI World Index.

Our management team is still in the process of transitioning the Fund’s portfolio to our global real asset income strategy, making comparisons to its global, equity-oriented benchmarks somewhat less meaningful.

REIT common equities contributed the most to the Fund’s relative returns versus the benchmark, mainly driven by security selection because our overall weight to the area remained fairly neutral. Our focus on higher yielding companies in the portfolio led our holdings to generally outperform as investors continued to clamor for income during much of the reporting period. The majority of the fifteen property types owned within the Fund’s REIT common equity portfolio outperformed their respective benchmark sector with malls, industrial, health care and office offering the strongest relative contributions. In the mall space, we benefited from a significant underweight to this poorly performing sector. In the industrial area, the underlying fundamentals for these REITs remained strong because of the continued demand for space due in large part to online retailing. Given the strong demand, high occupancy and relatively low existing supply of capital stock, industrial REITS substantially outperformed the overall real estate sector. In addition, our lack of exposure to self-storage, the worst performing sector in the REIT equity universe, was beneficial.

Another area that contributed positively to the Fund’s relative returns versus the benchmark was global infrastructure preferred securities, mainly due to our security selection within the group. The second largest sector weight within our infrastructure preferred investments was to pipeline companies, which have almost no representation in the index. In general, we have added to the energy area over the past year based on more attractive valuations and a bottoming in crude oil prices. We continue to favor the area for the cyclicality it offers and because of the likelihood for a friendly administration from a regulatory and policy standpoint. While preferreds are typically somewhat sensitive to changes in interest rates, our pipeline holdings produced strong absolute returns. At the same time, our overweight to electric utility preferreds benefited the Fund as these issues experienced strong positive returns.

Real estate preferred exposure also modestly benefited the Fund’s positive relative performance. In light of the sector’s underperformance versus the overall blended benchmark, the Fund benefited from both its underweight position in the group and lack of exposure to self-storage preferreds, which make up a significant percentage of the index. The self-storage sector within the preferred securities benchmark posted weak returns overall for the reporting period after performing very strongly in the first half of 2016.

On the other hand, the infrastructure common equity area was the Fund’s primary performance detractor, mainly due to security selection as well as an underweight to this strongly performing group. Outside of the U.S., transportation assets such as airports performed very well as underlying airport volume trends were supportive. Our portfolio was positioned with an underweight to the airport area, not because we don’t like the space, but due to the fact that the Fund’s primary objective is to deliver a high level of income. Within airports, very few common equity opportunities exist because their dividend yields typically fall below the qualification hurdle for this strategy. As a result, our underweight to the sector because of its lower income characteristics and therefore our inability to own many of the names led to the majority of the shortfall in infrastructure common equity. Also, security selection was challenging in the master limited partnership (MLP) area of infrastructure. The only MLP holding in our infrastructure common equity benchmark is Targa Resources Corp., whereas our portfolio has broader exposure in the space. We have focused our MLP exposure on companies that have a substantial amount of their business in the U.S. Permian Basin, which has shown the strongest fundamentals. Although Targa Resources meets our criteria for Permian Basin exposure, the company’s shares are more volatile than many other MLPs that have lower sensitivity to crude oil prices. Therefore, our underweight position in Targa Resources for much of the reporting period was a contributor to underperformance after the company’s shares

NUVEEN	7

Portfolio Managers’ Comments (continued)

advanced strongly during the oil price rebound. The Fund’s position in Plains GP Holdings LP was also a significant detractor in the MLP space due to the company’s negative absolute returns during the reporting period. Although Plains also fits the bill in terms of Permian Basin exposure, its shares were weighed down by the company’s purchase of a Permian oil gathering asset from a private entity. While the asset is strategically a good fit and should provide substantial value over time, the company didn’t issue equity to fund the purchase immediately after the announcement and the uncertainty surrounding the timing of a capital raise weighed on the stock’s performance. Also during the reporting period, a large shareholder of Plains announced the likely sale of an approximately $1 billion position, causing an additional overhang due to the uncertain timing.

The relative contribution from the Fund’s high yield debt exposure was basically flat during the reporting period because our lack of exposure to the metals/mining sector and other industrial companies offset favorable security selection elsewhere. We generally do not own securities from these sectors because the Fund’s real asset mandate requires us to own companies with infrastructure or real estate related businesses. Throughout much of the reporting period, the positive high yield performance trend that started in mid-February 2016 continued, driven by investors searching for yield in the previously beaten down commodity-driven segments such as energy and metals/mining, and across nearly all of the lower quality, CCC rated segment of the market. The market was particularly strong in these categories after the U.S. election as investors priced in the possibility of economic expansion driven by lower tax rates, reduced regulations and greater fiscal spending. Strength in oil and gas prices, coupled with accommodative capital markets, continued to provide solid tailwinds for the energy sector and benefited our pipeline exposure, which represented our second largest weighting relative to the benchmark. All that being said, the absolute performance of our high yield portfolio outpaced the blended benchmark return, contributing favorably to its overall return during the reporting period.

The credit performance of the Fund’s whole loan portfolio was relatively stable during the reporting period due to the continued strong performance of the commercial real estate sector. As of May 31, 2017, approximately 4% of the Fund’s net asset value remained in whole loans, which we are continuing to monetize. During the reporting period, we sold or paid off seven positions and reallocated the proceeds to the generally higher yielding real asset income strategy.

During the reporting period, we continued to add to midstream energy as fundamentals showed ongoing positive momentum, especially in the Permian Basin where oil production growth is superior to all other shale areas. We kept the Fund’s broader allocation buckets of equities, preferred securities and high yield debt relatively constant during the reporting period with the majority of the changes occurring within the sector and company mixes, rather than to the overall allocations. We will continue to make changes within those larger categories where we see the best opportunities, but are currently comfortable with the overall asset mix.

While real estate fundamentals remain supportive, we believe that growth within the sector is beginning to slow a bit, especially in some of the larger coastal markets. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle. As a result, the Fund continues to favor infrastructure over real estate, both in terms of equity as well as preferred exposures.

Within the Fund’s high yield portfolio, electric utilities remained our largest weighting followed by pipelines and technology infrastructure. While our outlook for the high yield sector for the remainder of 2017 is positive, our total return expectations have come down somewhat given the strong performance of the group in 2016 and its continued rise so far this year.

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Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s utilization of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. During the reporting period, the income generated from the spread between the cost of borrowing and the yield from invested assets was positive. The Fund’s use of leverage had a negative impact on the performance of the Fund over the reporting period.

As of May 31, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.

DRA
Effective Leverage*	31.37%
Regulatory Leverage*	28.54%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of borrowings of the Fund, which is part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
June 1, 2016	Draws	Paydowns	May 31, 2017	Average Balance Outstanding	Draws	Paydowns	July 26, 2017
$136,300,000	$1,200,000	$—	$137,500,000	$137,000,274	$14,000,000	$—	$151,500,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

THE FUND’S EFFECTIVE LEVERAGE

Total Return Swaps

During the current reporting period, the Fund invested in total return swaps which modestly increased the overall effective leverage of the Fund. Under the terms of the swaps, the Fund receives the total return on an underlying basket of exchange-traded-funds (ETFs) in exchange for periodic interest payments.

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Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2017, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of May 31, 2017. These sources include amounts attributable to realized gains and/or returns of capital. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of May 31, 2017

Current Month Percentage of Distributions			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
100%	0.0%	0.0%	$1.3060	$1.3060	$0.0000	$0.0000

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of May 31, 2017

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
9/8/2014	$0.1060	6.59%	10.09%	6.54%	6.84%	9.09%

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SHARE REPURCHASES

The Fund’s Board of Trustees has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase annually up to 10% of its outstanding shares in open-market transactions at the Adviser’s discretion. The Fund is prohibited, however, from repurchasing its shares during periods when the Fund also has an outstanding tender offer.

As of May 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

DRA
Shares cumulatively repurchased and retired	682,000
Approximate number of shares authorized for repurchase	1,790,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

DRA
Shares repurchased and retired	59,500
Weighted average price per share repurchased and retired	$16.10
Weighted average discount per share repurchased and retired	15.30%

OTHER SHARE INFORMATION

As of May 31, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

DRA
NAV	$19.30
Share price	$17.49
Premium/(Discount) to NAV	(9.38)%
12-month average premium/(discount) to NAV	(12.48)%

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Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Diversified Real Asset Income Fund (DRA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as whole loan risk and foreign investment risk, see the Fund’s web page at www.nuveen.com/DRA.

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DRA

Diversified Real Asset Income Fund

Performance Overview and Holding Summaries as of May 31, 2017

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of May 31, 2017

	Average Annual
	1-Year	Since Inception
DRA at NAV	10.09%	6.54%
DRA at Share Price	16.73%	7.39%
MSCI World Index	16.42%	5.49%
Custom Blended Index	9.96%	4.60%

As previously noted in the Portfolio Managers’ Comments section of this report, the Fund is in the process of transitioning its portfolio to a global real asset income strategy. Therefore, comparisons to the Fund’s global, equity-oriented benchmarks are less meaningful until the Fund’s transitioning is complete. The Fund’s goal over time will be to opportunistically reduce its whole loan exposure while also more equally balancing its U.S. and non-U.S. exposure.

Since inception returns are from September 8, 2014. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

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This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	58.3%
$25 Par (or similar) Retail Preferred	30.5%
Corporate Bonds	22.6%
1,000 Par (or similar) Institutional Preferred	11.3%
Convertible Preferred Securities	7.2%
Whole Loans	4.1%
Convertible Bonds	1.9%
Investment Companies	1.1%
Sovereign Debt	0.2%
Municipal Bonds	0.2%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	0.8%
Net Assets Plus Borrowings	139.9%
Borrowings	(39.9)%
Net Assets	100%

Portfolio Asset Allocation

(% of total investments, at value)

Common Stocks	41.9%
$25 Par (or similar) Retail Preferred	21.9%
Corporate Bonds	16.2%
1,000 Par (or similar) Institutional Preferred	8.1%
Convertible Preferred Securities	5.2%
Whole Loans	3.0%
Convertible Bonds	1.4%
Investment Companies	0.8%
Sovereign Debt	0.2%
Municipal Bonds	0.1%
Repurchase Agreements	1.2%
Total	100%

Portfolio Credit Quality

(% of fixed-income securities, at value)

A	2.8%
BBB	37.5%
BB	19.7%
B	9.4%
CCC	0.7%
N/R (not rated)	24.6%
N/A (not applicable)	5.3%
Total	100%

Country Allocation

(% of total investments, at value)

United States	60.0%
Canada	11.5%
United Kingdom	5.2%
Australia	3.6%
Singapore	3.2%
Hong Kong	2.2%
Spain	2.2%
Other	12.1%
Total	100%

NUVEEN	15

Shareholder

Meeting Report

An annual meeting of shareholders was held in the offices of Nuveen on May 31, 2017 for DRA; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization and to elect Board Members. The meeting was subsequently adjourned to June 30, 2017.

DRA
Common Shares
To approve an Agreement and Plan of Reorganization
For	9,190,208
Against	369,523
Abstain	238,777
Broker Non-Votes	6,553,433
Total	16,351,941
Approval of the Board Members was reached as follows:
Roger A. Gibson
For	15,500,179
Withhold	582,397
Total	16,082,576
Leonard W. Kedrowski
For	15,492,149
Withhold	590,427
Total	16,082,576
Richard K. Riederer
For	15,498,540
Withhold	584,036
Total	16,082,576
James M. Wade
For	15,377,040
Withhold	705,536
Total	16,082,576

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Diversified Real Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Diversified Real Asset Income Fund (the “Fund”) as of May 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended May 31, 2017 and for the period from September 8, 2014 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 26, 2017

NUVEEN	17

DRA

Diversified Real Asset Income Fund
Portfolio of Investments	May 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 137.4% (98.8% of Total Investments)

	COMMON STOCKS – 58.3% (41.9% of Total Investments)

	Air Freight & Logistics – 0.9% (0.6% of Total Investments)

85,825	BPost SA, (2)	$2,088,801
22,256	Oesterreichische Post AG	966,299
	Total Air Freight & Logistics	3,055,100

	Commercial Services & Supplies – 0.6% (0.4% of Total Investments)

134,521	Covanta Holding Corporation	1,984,185

	Diversified Telecommunication Services – 0.8% (0.6% of Total Investments)

1,067,660	HKBN Limited, (2)	1,138,907
1,323,379	HKT Trust and HKT Limited	1,732,227
	Total Diversified Telecommunication Services	2,871,134

	Electric Utilities – 7.0% (5.0% of Total Investments)

1,991,218	AusNet Services, (2)	2,508,421
18,676	Brookfield Infrastructure Partners LP	756,378
4,262	CEZ, (2)	81,014
322,205	Contact Energy Limited, (2)	1,177,539
94,591	EDP – Energias de Portugal, S.A., (2)	348,030
108,587	Endesa S.A, (2), (3)	2,713,429
6,123	Enersis Chile SA	33,432
2,833	Entergy Corporation	223,977
946,298	Infratil Limited, (2)	2,037,764
251,198	Scottish and Southern Energy PLC, (2)	4,878,995
34,683	Southern Company	1,755,307
3,131,306	Spark Infrastructure Group, (2)	6,277,796
17,176	Terna-Rete Elettrica Nazionale SpA, (2)	97,111
178,764	Transmissora Alianca de Energia Eletrica SA	1,254,019
	Total Electric Utilities	24,143,212

	Equity Real Estate Investment Trusts – 22.5% (16.2% of Total Investments)

156,947	AEW UK REIT PLC	209,802
61,270	American Hotel Income Properties REIT LP	485,769
22,450	Apple Hospitality REIT, Inc.	420,264
175,353	Armada Hoffler Properties Inc.	2,316,413
312,111	Ascendas Real Estate Investment Trust, (2)	590,639
299,044	Asia Pacific Data Centre Group	365,527
92,162	Automotive Properties Real Estate Investment Trust	763,440
14,126	Brixmor Property Group Inc.	254,833
54,276	Care Capital Properties, Inc.	1,426,916
106,726	Charter Hall Retail REIT, (2)	344,694
39,664	Choice Properties Real Estate Investment Trust	406,961
153,629	City Office REIT, Inc.	1,888,100
2,295	Cofinimmo, SANV, (2)	277,673
58,535	Community Healthcare Trust Inc.	1,445,815
48,923	Developers Diversified Realty Corporation	419,759
141,328	Dream Global Real Estate Investment Trust	1,090,156
54,798	Easterly Government Properties, Inc.	1,088,288
445,412	Empiric Student Property PLC	649,932
13,110	Entertainment Properties Trust	929,630
36,437	Eurocommercial Properties NV	1,516,511
1,361,643	Fortune REIT, (2)	1,675,564
47,074	Franklin Street Properties Corporation	529,582
1,571,278	Frasers Centrepoint Trust	2,407,480
4,024,961	Frasers Logistics & Industrial Trust, (2)	2,923,512
38,666	Gaming and Leisure Properties Inc.	1,419,429

18	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

35,226	Gramercy Property Trust	$1,040,928
23,305	Granite Real Estate, Inc.	882,790
114,617	Growthpoint Properties Australia Limited, (2)	283,895
16,029	Health Care Property Investors Inc.	502,349
44,897	Hersha Hospitality Trust	835,533
2,602	Hospitality Properties Trust	75,250
11,830	ICADE	953,768
498,278	IGB Real Estate Investment Trust	196,750
160,608	Immobiliare Grande Distribuzione SIIQ SpA	149,297
159,153	Independence Realty Trust	1,529,460
1,076,100	Keppel DC REIT, (2)	1,007,354
40,375	Killam Apartment Real Estate I	379,585
39,747	Kimco Realty Corporation	697,162
16,806	LTC Properties Inc.	810,049
1,153,775	Mapletree Commercial Trust	1,288,319
1,765,875	Mapletree Greater China Commercial Trust, (2)	1,358,902
230,043	Mapletree Logistics Trust	194,522
201,320	MedEquities Realty Trust, Inc.	2,351,418
316,673	Medical Properties Trust Inc.	4,100,915
40,009	Mercialys	782,926
57,494	MGM Growth Properties LLC	1,618,456
2,890	National Health Investors Inc.	218,253
28,655	New Senior Investment Group Inc.	273,369
140,230	NorthWest Healthcare Properties REIT	1,115,944
262,494	NSI NV	1,135,849
82,376	Omega Healthcare Investors Inc.	2,580,016
32,746	Park Hotels & Resorts, Inc.	842,882
991,282	Parkway Life Real Estate Investment Trust	1,877,035
374,288	Plaza Retail REIT	1,318,881
18,725	Prologis Property Mexico SA de CV	32,236
794,005	Propertylink Group, (2)	501,623
35	Retail Properties of America Inc.	430
4,127	RioCan Real Estate Investment Trust	77,294
30,662	Sabra Health Care Real Estate Investment Trust Inc.	718,411
89,877	Senior Housing Properties Trust	1,900,000
17,752	Smart Real Estate Investment Trust	404,491
95,669	Spirit Realty Capital Inc.	691,687
172,387	STAG Industrial Inc.	4,651,001
5,661	STORE Capital Corporation	115,371
682,422	TF Administradora Industrial S de RL de CV	1,151,034
981	Universal Health Realty Income Trust	70,377
4,223	Urstadt Biddle Properties Inc.	79,055
20,210	Ventas Inc.	1,343,763
339,129	VEREIT, Inc.	2,804,597
883,339	Vicinity Centres, (2)	1,809,510
175,120	Viva Energy REIT, (2)	313,250
72,013	Washington Prime Group, Inc.	549,459
1,692	Welltower Inc.	122,738
47,333	Wereldhave NV, (2)	2,283,400
126,571	WPT Industrial Real Estate Investment Trust	1,689,723
	Total Equity Real Estate Investment Trusts	77,557,996

	Gas Utilities – 0.4% (0.3% of Total Investments)

7,575	AmeriGas Partners, LP	335,876
17,827	APA Group, (2)	126,833
69,999	Companhia de Gas de Sao Paulo – Comgas	1,023,827
	Total Gas Utilities	1,486,536

	Health Care Providers & Services – 0.3% (0.3% of Total Investments)

93,363	Sienna Senior Living Inc., Subscription	1,217,102

	Household Durables – 0.3% (0.2% of Total Investments)

26,865	Kaufman and Broad SA, (2)	1,177,561

NUVEEN	19

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2017

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 2.1% (1.5% of Total Investments)

2,224	Brookfield Renewable Energy Partners LP	$69,767
89,266	Brookfield Renewable Energy Partners LP	2,801,849
239,896	Meridian Energy Limited, (2)	484,421
3,747	NRG Yield, Inc., Class C Shares	66,322
16,268	Pattern Energy Group Inc.	367,006
219,755	Renewables Infrastructure Group Limited	317,687
236,836	Saeta Yield S.A, (3)	2,651,716
26,723	TransAlta Renewables Inc.	309,792
	Total Independent Power & Renewable Electricity Producers	7,068,560

	Media – 0.0% (0.0% of Total Investments)

3,205	Eutelsat Communications, (2)	82,499

	Mortgage Real Estate Investment Trusts – 2.8% (2.0% of Total Investments)

108,451	Apollo Commercial Real Estate Finance, Inc.	2,002,005
17,563	Ares Commercial Real Estate Corporation	232,358
31,388	Blackstone Mortgage Trust Inc., Class A	974,597
128,031	KKR Real Estate Finance Trust, Inc., (3)	2,830,765
155,868	Starwood Property Trust Inc.	3,432,213
	Total Mortgage Real Estate Investment Trusts	9,471,938

	Multi-Utilities – 6.1% (4.4% of Total Investments)

1,516,998	Centrica PLC, (2)	3,976,583
120,617	Engie, (2)	1,843,400
10,929	Innogy SE	448,482
9,347,436	Keppel Infrastructure Trust, (2)	3,681,389
63,621	National Grid PLC	4,358,044
40,709	National Grid PLC, (2)	571,700
911,885	Redes Energeticas Nacionais SA, (2)	2,943,440
1,421,704	Vector Limited, (2)	3,312,904
	Total Multi-Utilities	21,135,942

	Oil, Gas & Consumable Fuels – 8.8% (6.3% of Total Investments)

3,143	Cheniere Energy Partners LP Holdings LLC	101,047
3,020	DCP Midstream LP	102,016
70,323	Enagas, (2)	2,091,462
8,299	Enbridge Energy Partners LP	137,431
50,131	Enbridge Income Fund Holdings Inc.	1,203,871
182,060	Enterprise Products Partnership LP	4,881,029
17,781	Gibson Energy Incorporated	235,878
23,702	Hess Midstream Partners LP, (3)	550,834
99,651	Inter Pipeline Limited	1,973,324
22,105	OneOK Partners Limited Partnership	1,081,156
7,213	Pembina Pipeline Corporation	230,511
145,209	Plains All American Pipeline LP	3,845,134
136,724	Plains GP Holdings LP, Class A Shares	3,646,429
542,448	Snam Rete Gas S.p.A	2,487,402
109,012	Targa Resources Corporation	5,006,921
184,553	Veresen Inc.	2,508,341
7,079	Williams Partners LP	277,284
	Total Oil, Gas & Consumable Fuels	30,360,070

	Real Estate Management & Development – 0.8% (0.6% of Total Investments)

122,906	Atrium European Real Estate Ltd	549,504
63,349	Brookfield Property Partners	1,406,981
234,637	Citycon Oyj, (2)	590,325
7,185	Landmark Infrastructure Partners LP	113,164
	Total Real Estate Management & Development	2,659,974

	Road & Rail – 0.6% (0.4% of Total Investments)

220,333	Aurizon Holdings Limited, (2)	899,557

20	NUVEEN

Shares	Description (1)			Value

	Road & Rail (continued)

147,613	MTR Corporation, (2)			$840,730
83,462	Stagocoach Group PLC, (2)			227,611
	Total Road & Rail			1,967,898

	Transportation Infrastructure – 3.9% (2.8% of Total Investments)

311,199	Abertis Infraestructuras S.A, (2)			5,700,071
106,472	Enav S.p.A, (2)			449,278
5,804,549	Hopewell Highway Infrastructure Limited, (2)			3,246,952
5,165,755	Hutchison Port Holdings Trust, (2)			2,092,394
79,956	Jiangsu Expressway Company Limited, (2)			116,092
4,471	Macquarie Infrastructure Corporation			348,291
146,763	Transurban Group, (2)			1,342,964
155,243	Zhejiang Expressway Company Limited, (2)			181,965
	Total Transportation Infrastructure			13,478,007

	Water Utilities – 0.4% (0.3% of Total Investments)

739,280	Aguas Andinas SA. Class A			410,345
563,945	Inversiones Aguas Metropolitanas SA			884,753
	Total Water Utilities			1,295,098
	Total Common Stocks (cost $190,008,530)			201,012,812

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 7.2% (5.2% of Total Investments)

	Electric Utilities – 2.1% (1.5% of Total Investments)

43,563	Exelon Corporation, Convertible Bond	6.500%	BB+	$2,263,098
62,840	NextEra Energy Inc., Convertible	6.123%	BBB	3,329,892
28,068	NextEra Energy Inc., Convertible	6.371%	BBB	1,796,352
	Total Electric Utilities			7,389,342

	Equity Real Estate Investment Trusts – 2.3% (1.7% of Total Investments)

25,881	Alexandria Real Estate Equities Inc., Convertible Preferred	7.000%	Baa3	921,364
38,138	American Homes 4 Rent	5.000%	N/R	1,085,026
19,918	American Tower Corporation, Convertible Preferred	5.500%	N/R	2,360,283
20,418	Equity Commonwealth, Convertible Debt	6.500%	Ba1	520,659
1,147	FelCor Lodging Trust Inc., Series A., Convertible Bond	1.950%	Caa1	29,547
5,563	Lexington Corporate Properties Trust, Series B	6.500%	N/R	279,541
52,723	Ramco-Gershenson Properties Trust	7.250%	N/R	2,723,670
	Total Equity Real Estate Investment Trusts			7,920,090

	Multi-Utilities – 2.4% (1.7% of Total Investments)

6,567	Black Hills Corp, Convertible Preferred	7.750%	N/R	497,253
92,598	Dominion Resources Inc.	6.750%	BBB–	4,757,685
55,473	DTE Energy Company	5.000%	BBB–	3,041,030
	Total Multi-Utilities			8,295,968

	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

32,564	Anadarko Petroleum Corporation, Convertible Bond	7.500%	N/R	1,411,649
	Total Convertible Preferred Securities (cost $23,432,984)			25,017,049

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 30.5% (21.9% of Total Investments)

	Electric Utilities – 6.4% (4.6% of Total Investments)

11,814	APT Pipelines Limited	6.300%	N/R	$909,442
80,962	Brookfield Infrastructure Partners LP	5.350%	BBB–	1,558,287
444	Duke Energy Capital Trust II	5.125%	BBB	11,331
102,513	Entergy Arkansas Inc.	4.875%	A	2,425,458
17,721	Entergy Louisiana LLC	4.875%	A	419,279
26,435	Entergy New Orleans, Inc.	5.500%	A	676,736

NUVEEN	21

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2017

Shares	Description (1)	Coupon	Ratings (4)	Value

	Electric Utilities (continued)

16,824	Entergy Texas Inc.	5.625%	A	$439,443
85,992	Integrys Energy Group Inc., (2)	6.000%	Baa1	2,295,986
114,423	NextEra Energy Inc.	5.250%	BBB	2,841,123
37,254	NextEra Energy Inc.	5.000%	BBB	929,115
64,529	Pacific Gas & Electric Corporation	6.000%	A–	2,111,389
123,610	PPL Capital Funding, Inc.	5.900%	BBB	3,185,430
36,928	SCE Trust I	5.625%	Baa1	937,602
2,565	Southern Company	6.250%	BBB	68,332
123,985	Southern Company	5.250%	BBB	3,078,548
	Total Electric Utilities			21,887,501

	Equity Real Estate Investment Trusts – 16.6% (11.9% of Total Investments)

63,283	American Homes 4 Rent	6.350%	N/R	1,604,857
51,392	American Homes 4 Rent	5.875%	BB	1,251,909
31,788	American Homes 4 Rent	5.500%	N/R	894,196
37,402	American Homes 4 Rent	5.000%	N/R	1,067,079
29,607	American Homes 4 Rent	6.500%	N/R	757,939
62,669	Ashford Hospitality Prime, Inc.	5.500%	N/R	1,224,552
87,735	CBL & Associates Properties Inc.	7.375%	BB	1,990,707
7,955	CBL & Associates Properties Inc.	6.625%	BB	184,795
113,231	Cedar Shopping Centers Inc., Series A	7.250%	N/R	2,840,966
28,759	Chesapeake Lodging Trust	7.750%	N/R	730,766
117,003	City Office REIT, Inc.	6.625%	N/R	2,959,006
30,332	Colony Northstar, Inc.	8.500%	N/R	769,523
26,248	Colony Northstar, Inc.	7.500%	N/R	669,849
77,316	Colony Northstar, Inc.	7.125%	N/R	1,948,363
70,715	DDR Corporation, (WI/DD)	6.375%	Baa3	1,769,855
9,752	DDR Corporation	6.250%	Baa3	243,702
20,159	EPR Properties Inc.	9.000%	BB	718,870
2,960	EPR Properties Inc.	5.750%	BB	82,525
16,084	Equity Lifestyle Properties Inc.	6.750%	N/R	411,911
47,258	GGP, Inc.	6.375%	N/R	1,193,737
19,830	Gladstone Commercial Corporation	7.000%	N/R	511,416
61,016	Gramercy Property Trust	7.125%	BB+	1,605,331
62,826	Hersha Hospitality Trust	6.875%	N/R	1,577,561
72,542	Hersha Hospitality Trust	6.500%	N/R	1,814,275
118,264	Hersha Hospitality Trust	6.500%	N/R	2,945,956
75,038	Investors Real Estate Trust	7.950%	N/R	1,902,213
2,662	LaSalle Hotel Properties	6.375%	N/R	67,136
47,477	LaSalle Hotel Properties	6.300%	N/R	1,220,634
3,926	Mid-America Apartment Communities Inc.	8.500%	BBB–	253,266
100,128	Monmouth Real Estate Investment Corp	6.125%	N/R	2,511,210
87,134	Pebblebrook Hotel Trust	6.500%	N/R	2,194,034
60,359	Pebblebrook Hotel Trust	6.375%	N/R	1,532,515
8,713	Retail Properties of America	7.000%	BB	220,352
270	Rexford Industrial Realty Inc.	5.875%	BB	6,723
17,638	Senior Housing Properties Trust	6.250%	BBB–	462,997
32,386	STAG Industrial Inc.	6.875%	BB+	877,661
29,592	Summit Hotel Properties Inc.	7.875%	N/R	764,065
122,973	Summit Hotel Properties Inc.	7.125%	N/R	3,185,001
43,997	Summit Hotel Properties Inc.	6.450%	N/R	1,133,803
22,770	Sunstone Hotel Investors Inc.	6.950%	N/R	594,980
82,768	Sunstone Hotel Investors Inc.	6.450%	N/R	2,112,239
19,873	Taubman Centers Incorporated, Series K	6.250%	N/R	501,793
11,012	Taubman Centers Incorporated., Series J	6.500%	N/R	279,705
54,497	UMH Properties Inc.	8.000%	N/R	1,445,805
36,372	Urstadt Biddle Properties	7.125%	N/R	929,305
77,598	Urstadt Biddle Properties	6.750%	N/R	1,981,077
30,641	Ventas Realty LP	5.450%	BBB+	767,557
2,021	Vornado Realty Trust	5.700%	BBB–	51,758
10,625	Washington Prime Group, Inc.	7.500%	Ba1	265,625
9,623	Washington Prime Group, Inc.	6.875%	Ba1	240,575
	Total Equity Real Estate Investment Trusts			57,271,675

22	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Independent Power & Renewable Electricity Producers – 0.2% (0.2% of Total Investments)

38,360	Brookfield Renewable Partners, Preferred Equity	5.750%		BB+	$735,197

	Mortgage Real Estate Investment Trusts – 0.5% (0.4% of Total Investments)

13,702	Apollo Commercial Real Estate Finance	8.625%		N/R	352,964
53,499	Arbor Realty Trust Incorporated	7.375%		N/R	1,356,735
	Total Mortgage Real Estate Investment Trusts				1,709,699

	Multi-Utilities – 3.9% (2.8% of Total Investments)

34,541	Dominion Resources Inc.	6.375%		BBB	1,748,120
218,328	Dominion Resources Inc.	5.250%		BBB–	5,392,702
97,288	DTE Energy Company	6.000%		Baa2	2,550,891
108,896	DTE Energy Company	5.375%		Baa2	2,696,265
40,110	DTE Energy Company	5.250%		Baa2	1,007,563
	Total Multi-Utilities				13,395,541

	Oil, Gas & Consumable Fuels – 2.4% (1.7% of Total Investments)

75,348	Kinder Morgan Inc., Delaware	9.750%		N/R	3,193,248
128,531	Nustar Energy LP	8.500%		Ba3	3,412,498
30,816	Nustar Energy LP, (2)	7.625%		Ba3	786,424
40,964	Pembina Pipeline Corporation	5.750%		BB+	801,479
	Total Oil, Gas & Consumable Fuels				8,193,649

	Real Estate Management & Development – 0.3% (0.2% of Total Investments)

44,351	Landmark Infrastructure Partners LP	8.000%		N/R	1,119,419

	Trading Companies & Distributors – 0.2% (0.1% of Total Investments)

22,458	GATX Corporation	5.625%		BBB	578,293
	Total $25 Par (or similar) Preferred Securities (cost $103,641,477)				104,890,974

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 1.9% (1.4% of Total Investments)

	Electric Utilities – 0.5% (0.4% of Total Investments)

$1,835	DCP Midstream Operating LP	5.850%	5/21/43	BB–	$1,715,725

	Multi-Utilities – 0.5% (0.4% of Total Investments)

1,670	Dominion Resources Inc.	5.750%	10/01/54	BBB–	1,749,325

	Oil, Gas & Consumable Fuels – 0.6% (0.4% of Total Investments)

2,730	Cheniere Energy Inc.	4.250%	3/15/45	N/R	1,917,557

	Real Estate Management & Development – 0.3% (0.2% of Total Investments)

950	Tricon Capital Group Inc., 144A	5.750%	3/31/22	N/R	1,036,094
$7,185	Total Convertible Bonds (cost $6,300,557)				6,418,701

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 22.6% (16.2% of Total Investments)

	Commercial Services & Supplies – 1.8% (1.3% of Total Investments)

$1,965	Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$2,016,581
2,240	Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,212,000
465	Covanta Holding Corporation	5.875%	7/01/25	Ba3	453,375
1,615	GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	1,627,112
	Total Commercial Services & Supplies				6,309,068

NUVEEN	23

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Construction & Engineering – 0.3% (0.2% of Total Investments)

$955		AECOM Technology Corporation, 144A	5.125%	3/15/27	BB	$951,419

		Diversified Financial Services – 0.2% (0.1% of Total Investments)

670		Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	710,012

		Diversified Telecommunication Services – 2.1% (1.5% of Total Investments)

2,255		CyrusOne LP Finance, 144A	5.375%	3/15/27	BB	2,322,650
1,830		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	1,894,050
2,915		SBA Communications Corporation, 144A	4.875%	9/01/24	B+	2,957,268
		Total Diversified Telecommunication Services				7,173,968

		Electric Utilities – 3.9% (2.8% of Total Investments)

5,945		ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	6,054,079
1,470		Comision Federal de Electricidad of the United States of Mexico, 144A	6.125%	6/16/45	BBB+	1,534,313
1,130		Energuate Trust, 144A	5.875%	5/03/27	Ba2	1,149,775
1,180		Exelon Corporation	6.250%	10/01/39	BBB	1,261,584
960		Intergen NV, 144A	7.000%	6/30/23	B1	919,200
2,387		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	2,487,205
		Total Electric Utilities				13,406,156

		Energy Equipment & Services – 0.5% (0.4% of Total Investments)

1,515	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	1,805,561

		Equity Real Estate Investment Trusts – 1.9% (1.3% of Total Investments)

1,705		Care Capital Properties, Inc.	5.125%	8/15/26	BBB–	1,707,719
815		CBL & Associates LP	5.950%	12/15/26	BBB–	809,983
1,150		Crown Castle International Corporation	4.750%	5/15/47	BBB–	1,173,952
1,295		CTR Partnership LP/CareTrust Capital Corporation	5.250%	6/01/25	BB–	1,311,188
1,380		Geo Group Inc.	6.000%	4/15/26	B+	1,428,300
		Total Equity Real Estate Investment Trusts				6,431,142

		Gas Utilities – 1.4% (1.0% of Total Investments)

1,115		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	1,137,300
390		Ferrellgas LP	6.750%	1/15/22	B	376,350
965		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,008,425
690		National Gas Company of Trinidad and Tobago, 144A	6.050%	1/15/36	BBB	710,700
780		Suburban Propane Partners LP	5.750%	3/01/25	BB–	778,050
680		Suburban Propane Partners LP	5.875%	3/01/27	BB–	674,900
		Total Gas Utilities				4,685,725

		Health Care Equipment & Supplies – 0.2% (0.1% of Total Investments)

680		Tenet Healthcare Corporation	8.125%	4/01/22	B–	718,250

		Health Care Providers & Services – 0.2% (0.1% of Total Investments)

585		Kindred Healthcare Inc.	6.375%	4/15/22	B–	570,375

		Hotels, Restaurants & Leisure – 0.2% (0.2% of Total Investments)

785		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	4.500%	9/01/26	BB–	785,000

		Independent Power & Renewable Electricity Producers – 0.6% (0.4% of Total Investments)

485		Capex SA, 144A	6.875%	5/15/24	B+	487,425
1,130		Dynegy Inc., 144A	8.000%	1/15/25	B+	1,096,213
470		GenOn Energy Inc.	9.500%	10/15/18	CCC–	338,400
		Total Independent Power & Renewable Electricity Producers				1,922,038

		Internet Software & Services – 0.5% (0.4% of Total Investments)

1,645		Equinix Inc.	5.375%	5/15/27	BB+	1,730,853

24	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		IT Services – 0.6% (0.5% of Total Investments)

$2,095		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	$2,209,995

		Multi-Utilities – 1.2% (0.9% of Total Investments)

1,030	GBP	Centrica PLC	5.250%	4/10/75	BBB	1,417,144
2,000	GBP	RWE AG	7.000%	3/29/49	BB+	2,754,295
		Total Multi-Utilities				4,171,439

		Oil, Gas & Consumable Fuels – 4.5% (3.2% of Total Investments)

530		Blue Racer Midstream LLC / Blue Racer Finance Corporation, 144A	6.125%	11/15/22	B–	544,575
220		Calumet Specialty Products	6.500%	4/15/21	CCC+	196,900
1,420		Calumet Specialty Products	7.625%	1/15/22	CCC+	1,270,900
855		Cheniere Corpus Christi Holdings, LLC, 144A	5.125%	6/30/27	BB–	866,756
420		Cheniere Corpus Christi Holdings, LLC	5.875%	3/31/25	BB–	450,975
535		Crestwood Midstream Partners LP, 144A	5.750%	4/01/25	BB–	547,037
910		Energy Transfer Equity LP	5.500%	6/01/27	BB+	957,775
1,470		Genesis Energy LP	5.625%	6/15/24	B+	1,429,575
980		Gibson Energy, 144A	5.250%	7/15/24	BB	720,028
680		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	686,800
335		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	335,000
1,130		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,158,250
665		NGL Energy Partners LP/Fin Co, 144A	7.500%	11/01/23	B+	673,312
2,020		PBF Holding Company LLC, 144A	7.250%	6/15/25	BB	1,996,012
1,040		PBF Holding Company LLC	7.000%	11/15/23	BBB–	1,042,600
1,085		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	1,090,425
830		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B+	846,600
690		Williams Companies Inc.	5.750%	6/24/44	BB+	719,753
		Total Oil, Gas & Consumable Fuels				15,533,273

		Real Estate Management & Development – 0.8% (0.6% of Total Investments)

1,555		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,636,638
1,185		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,232,400
		Total Real Estate Management & Development				2,869,038

		Road & Rail – 0.2% (0.1% of Total Investments)

645		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	669,188

		Software – 0.3% (0.2% of Total Investments)

1,025		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	1,019,157

		Transportation Infrastructure – 0.4% (0.3% of Total Investments)

680		Aeropuertos Argentina 2000 SA, 144A	6.875%	2/01/27	B+	707,200
295		Aeropuertos Dominicanos SA, 144A	6.750%	3/30/29	BB–	313,848
490		Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	507,101
		Total Transportation Infrastructure				1,528,149

		Wireless Telecommunication Services – 0.8% (0.6% of Total Investments)

2,470		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	2,636,725
		Total Corporate Bonds (cost $76,706,237)				77,836,531

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 11.3% (8.1% of Total Investments)

		Diversified Financial Services – 0.2% (0.2% of Total Investments)

$810		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$850,302

		Electric Utilities – 4.9% (3.5% of Total Investments)

1,435		AES Gener SA, 144A	8.375%	12/18/73	BB	1,537,244

NUVEEN	25

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Electric Utilities (continued)

$6,710		Emera, Inc.	6.750%	6/15/76	BBB–	$7,448,100
2,035		Enel SpA, 144A	8.750%	9/24/73	BBB–	2,406,387
500	EUR	Energias de Portugal, SA	5.375%	9/16/75	Ba2	608,213
1,635		Exelon Corporation	6.350%	3/15/33	Baa2	1,745,734
2,075	GBP	NGG Finance PLC	5.625%	6/18/73	BBB	2,995,442
		Total Electric Utilities				16,741,120

		Energy Equipment & Services – 4.0% (2.9% of Total Investments)

3,935		Transcanada Trust	5.875%	8/15/76	BBB	4,235,044
4,510		Transcanada Trust	5.625%	5/20/75	BBB	4,724,225
4,760		Transcanada Trust	5.300%	3/15/77	BBB	4,879,000
		Total Energy Equipment & Services				13,838,269

		Oil, Gas & Consumable Fuels – 2.2% (1.5% of Total Investments)

1,350		Enbridge Energy Partners LP	8.050%	10/01/77	BB+	1,329,750
5,277		Enbridge Inc.	6.000%	1/15/77	BBB–	5,455,172
605		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	620,125
		Total Oil, Gas & Consumable Fuels				7,405,047
		Total $1,000 Par (or similar) Institutional Preferred (cost $37,027,074)				38,834,738

Principal Amount (000)		Description (1)	Interest Rate (6)	Maturity (6)		Value

		WHOLE LOANS – 4.1% (3.0% of Total Investments) (7), (8), (9)

		Commercial Loans – 2.6% (1.9% of Total Investments)

$13,980		NCH Commercial Pool 2, NCH Corporation, (10), (11)	11.925%	8/01/14		$3,689,322
4,523		RealtiCorp Fund III, RIF 301, LLC / RIF 304, LLC, (10), (11)	4.400%	7/01/17		3,617,372
1,911		RL Stowe Portfolio, Belmont Mills LLC; Terrapin East, LLC; Tennessee Mills, LLC; Terrapin West, LLC	3.925%	1/01/20		1,570,659
20,414		Total Commercial Loans				8,877,353

		Multifamily Loans – 1.5% (1.1% of Total Investments)

4,392		NCH Multifamily Pool 2, NCH Corporation, (10), (11)	11.925%	8/01/14		2,460,120
4,870		NCH Multifamily Pool, Transwest Partners LLC, (10), (11)	11.925%	8/01/14		39,274
12,040		Sapphire Skies, Storm King, LLC and Marik, LLC, (10)	1.925%	3/01/20		2,837,111
21,302		Total Multifamily Loans				5,336,505
$41,716		Total Whole Loans (cost $40,646,816)				14,213,858

Principal Amount (000)		Description (1)		Optional Call Provisions (12)	Ratings (4)	Value

		MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)

		Georgia – 0.2% (0.1% of Total Investments)

$480		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A, 6.655%, 4/01/57		No Opt. Call	A+	$572,400
$480		Total Municipal Bonds (cost $559,423)				572,400

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 0.2% (0.2% of Total Investments)

		Costa Rica – 0.2% (0.2% of Total Investments)

$915		Instituto Costarricense de Electricidad, 144A	6.375%	5/15/43	Ba2	$796,050
$915		Total Sovereign Debt (cost $797,101)				796,050

26	NUVEEN

Shares	Description (1), (13)			Value

	INVESTMENT COMPANIES – 1.1% (0.8% of Total Investments)

	Diversified Other – 1.1% (0.8% of Total Investments)

1,363,262	John Laing Infrastructure Fund			$2,459,094
404,176	NextEnergy Solar Fund Limited			598,875
485,176	Starwood European Real Estate Finance Limited			680,605
	Total Diversified Other			3,738,574
	Total Investment Companies (cost $3,549,244)			3,738,574
	Total Long-Term Investments (cost $482,669,443)			473,331,687

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)

	REPURCHASE AGREEMENTS – 1.7% (1.2% of Total Investments)

$5,729	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/17, repurchase price $5,729,150, collaterallized by $5,840,000 U.S. Treasury Notes, 1.250%, due 11/15/18, value $5,844,742	0.090%	6/01/17	$5,729,136
	Total Short-Term Investments (cost $5,729,136)			5,729,136
	Total Investments (cost $488,398,579) – 139.1%			479,060,823
	Borrowings – (39.9)% (14), (15)			(137,500,000)
	Other Assets Less Liabilities – 0.8% (16)			2,727,577
	Net Assets – 100%			$344,288,400

Investments in Derivatives as of May 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(43)	9/17	$(5,087,438)	(2,016)	$(8,431)
U.S. Treasury 10-Year Note	Short	(84)	9/17	(10,608,937)	$(11,812)	(34,897)
U.S. Treasury Long Bond	Short	(26)	9/17	(3,999,125)	(13,000)	(39,319)
U.S. Treasury Ultra Bond	Short	(13)	9/17	(2,146,625)	(11,781)	(30,311)
		(166)		$(21,842,125)	$(38,609)	$(112,958)

Total Return Swaps (OTC Uncleared)

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	iShares iBoxx $ High Yield Corporate Bond ETF	3-Month USD-LIBOR-ICE	6/6/17	$3,614,325	$178,742
Morgan Stanley Capital Services, LLC	iShares Global Infrastructure ETF	3-Month USD-LIBOR-ICE	6/6/17	5,407,852	671,949
Morgan Stanley Capital Services, LLC	iShares S&P® Preferred Stock Index ETF	3-Month USD-LIBOR-ICE	6/6/17	6,646,130	(5,191)
Morgan Stanley Capital Services, LLC	iSHR DJ Real Estate ETF	3-Month USD-LIBOR-ICE	6/6/17	2,113,590	102,905
Morgan Stanley Capital Services, LLC	Vanguard Global Ex-U.S. REIT ETF	3-Month USD-LIBOR-ICE	6/6/17	2,124,619	117,229
				$19,906,516	$1,065,634

NUVEEN	27

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(7)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(8)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(9)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(11)	Loan is currently in default with regards to scheduled interest and/or principal payments.

(12)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(13)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(14)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(15)	Borrowings as a percentage of total investments is 28.7%.

(16)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

28	NUVEEN

Statement of Assets and Liabilities	May 31, 2017

Assets
Long-term investments, at value (cost $482,669,443)	$473,331,687
Short-term investments, at value (cost approximates value)	5,729,136
Cash denominated in foreign currencies (cost $231,580)	232,567
Cash	305,081
Unrealized appreciation on total return swaps, net	1,065,634
Receivable for:
Dividends	1,878,283
Interest	2,002,788
Investments sold	6,914,531
Reclaims	140,935
Other assets	4,353
Total assets	491,604,995
Liabilities
Borrowings	137,500,000
Payable for:
Dividends	1,864,171
Investments purchased	7,062,926
Variation margin on futures contracts	38,609
Accrued expenses:
Management fees	385,144
Interest on borrowings	88,229
Other	377,516
Total liabilities	147,316,595
Net assets	$344,288,400
Shares outstanding	17,835,395
Net asset value (“NAV”) per share outstanding	$19.30
Net assets consist of:
Shares, $.01 par value per share	$178,354
Paid-in surplus	434,678,323
Undistributed (Over-distribution of) net investment income	(559,701)
Accumulated net realized gain (loss)	(81,629,647)
Net unrealized appreciation (depreciation)	(8,378,929)
Net assets	$344,288,400
Authorized shares	Unlimited

See accompanying notes to financial statements.

NUVEEN	29

Statement of Operations	Year Ended May 31, 2017

Investment Income
Dividends (net of tax withheld of $716,515)	$19,898,259
Interest	8,327,040
Total investment income	28,225,299
Expenses
Management fees	4,513,016
Interest expense on borrowings	2,015,939
Custodian fees	305,055
Trustees fees	250,151
Professional fees	263,599
Shareholder reporting expenses	98,209
Shareholder servicing agent fees	14,615
Stock exchange listing fees	7,457
Other	44,273
Total expenses before expense reimbursement	7,512,314
Expense reimbursement	(598,348)
Net expenses	6,913,966
Net investment income (loss)	21,311,333
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	7,367,678
Swaps	331,073
Futures contracts	(118,308)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,877,737
Swaps	1,065,634
Futures contracts	(112,958)
Net realized and unrealized gain (loss)	11,410,856
Net increase (decrease) in net assets from operations	$32,722,189

See accompanying notes to financial statements.

30	NUVEEN

Statement of Changes in Net Assets

	Year Ended 5/31/17	Year Ended 5/31/16
Operations
Net investment income	$21,311,333	$29,796,881
Net realized gain (loss) from:
Investments and foreign currency	7,367,678	(42,360,044)
Swaps	331,073	—
Futures contracts	(118,308)	(143,895)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,877,737	14,953,637
Swaps	1,065,634	—
Futures contracts	(112,958)	41,626
Net increase (decrease) in net assets from operations	32,722,189	2,288,205
Distributions to Shareholders
From net investment income	(23,320,726)	(31,602,898)
Decrease in net assets from distributions to shareholders	(23,320,726)	(31,602,898)
Capital Share Transactions
Common shares:
Cost of shares repurchased or retired	(959,221)	(7,660,004)
Cost of shares repurchased and retired through tender offer	—	(36,737,199)
Net increase (decrease) in net assets from capital share transactions	(959,221)	(44,397,203)
Net increase (decrease) in net assets	8,442,242	(73,711,896)
Net assets at the beginning of period	335,846,158	409,558,054
Net assets at the end of period	344,288,400	$335,846,158
Undistributed (Over-distribution of) net investment income at the end of period	$(559,701)	$746,064

See accompanying notes to financial statements.

NUVEEN	31

Statement of Cash Flows	Year Ended May 31, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$32,722,189
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(461,555,331)
Proceeds from sales and maturities of investments	451,412,338
Proceeds from (Purchases of) short-term investments, net	9,607,698
Proceeds from (Payments for) swap contracts, net	331,073
Proceeds from (Payments for) cash denominated in foreign currencies, net	(121,980)
Proceeds from (Payments for) closed foreign currency spot contracts	41,076
Amortization (Accretion) of premiums and discounts, net	(550,659)
Capital gain and return of capital distributions from investments	2,406,404
(Increase) Decrease in:
Receivable for dividends	(794,207)
Receivable for interest	1,648,364
Receivable for investments sold	(1,988,489)
Receivable for reclaims	(7,247)
Other assets	655
Increase (Decrease) in:
Payable for investments purchased	2,044,021
Payable for variation margin on futures contracts	38,609
Accrued management fees	178,811
Accrued interest on borrowings	(245,708)
Accrued other expenses	104,325
Net realized (gain) loss from:
Investments and foreign currency	(7,367,678)
Swaps	(331,073)
Paydowns	(45,330)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(2,877,737)
Swaps	(1,065,634)
Net cash provided by (used in) operating activities	23,584,490
Cash Flows from Financing Activities
Proceeds from borrowings	1,200,000
Cash distributions paid to shareholders	(23,520,188)
Cost of shares repurchased and retired	(959,221)
Net cash provided by (used in) financing activities	(23,279,409)
Net Increase (Decrease) in Cash	305,081
Cash at the beginning of period	—
Cash at the end of period	$305,081

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$2,237,136

See accompanying notes to financial statements.

32	NUVEEN

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NUVEEN	33

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Repur chased and Retired		Repur chased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 5/31:
2017	$18.77	$1.19	$0.65	$1.84	$(1.31)	$—	$—	$(1.31)	$—	**	$—	$19.30	$17.49
2016	20.06	1.55	(1.28)	0.27	(1.65)	—	—	(1.65)	0.07		0.02	18.77	16.19
2015(f)	20.00	1.14	(0.14)	1.00	(1.03)	—	—	(1.03)	0.01		0.08	20.06	17.91

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 5/31:
2017	$137,500	$3,504
2016	136,300	3,464
2015(f)	170,300	3,405

34	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate(e)

10.09%	16.73%	$344,288	2.21%		6.09%		2.03%		6.27%		100%
2.26	0.09	335,846	2.22		7.80		1.63		8.40		87
5.60	3.99	409,558	2.10	*	7.10	*	1.40	*	7.80	*	104

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements), where applicable. The Fund ceased utilizing reverse repurchase agreements during the period September 8, 2014 (commencement of operations) through May 31, 2015.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets
Year Ended 5/31:
2017	0.59%
2016	0.51
2015(f)	0.38	*

(d)	After expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.
*	Annualized.
**	Rounds to less than $0.01.

See accompanying notes to financial statements.

NUVEEN	35

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Diversified Real Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “DRA.” The Fund was organized as a Massachusetts business trust on January 21, 2014.

The end of the reporting period for the Fund is May 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Fund Reorganization

On March 14, 2017, the Fund’s Board of Trustees (the “Board”) approved the reorganization of DRA (the “Acquired Fund”) into Nuveen Real Asset Income and Growth Fund (JRI) (the “Acquiring Fund”).

The reorganization was approved by the shareholders of the Acquired Fund at a special meeting on June 30, 2017 (subsequent to the end of the reporting period) and it is expected to become effective immediately before the open of business on September 11, 2017 or as soon as practicable thereafter, at which time the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of the reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The shareholders of the Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of its Acquired Fund shares immediately prior to the closing of the reorganization.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Under normal conditions:

•	The Fund will invest at least 80% of its managed assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participation and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

•	All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to whole loans, mortgage participations and other mortgage-related instruments).

•	The Fund may invest up to 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•	The Fund may invest up to 50% of its managed assets in securities of issuers located in emerging markets.

•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded-funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

36	NUVEEN

The Fund may employ an option writing strategy, focused on securities issued by real asset related companies, that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may also enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may utilize leverage through the usage of (a) reverse repurchase agreements; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; and (c) the issuance of preferred shares of beneficial interest or other senior securities. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,767,875

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income collected for loans that are no longer held by the Fund is recorded when information is available. Interest income also reflects paydown gains and losses, if any.

During the normal course of business, the Fund may negotiate with the borrower in a loan agreement one or more of the following items: (i) entrance fees, (ii) exit fees, (iii) modification fees and (iv) prepayment penalties. Such fees, if any, are recorded when information is available and recognized as a component of “Fees income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of May 31 each year.

NUVEEN	37

Notes to Financial Statements (continued)

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably Real Estate Investment Trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser of its affiliates.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

38	NUVEEN

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single family whole loans are generally fair valued using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value ratios, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of single family whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate notes are fair valued using the discounted cash flow methodology. For corporate notes, the discounted cash flow methodology takes into account changes in prevailing interest rates, yield and liquidity spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology).

NUVEEN	39

Notes to Financial Statements (continued)

Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of corporate notes can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund. There were no corporate notes held by the Fund as of the end of the reporting period.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes are yield and liquidity spreads. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments:*
Common Stocks	$128,314,858	$72,697,954	**	$—		$201,012,812
Convertible Preferred Securities	25,017,049	—		—		25,017,049
$25 Par (or similar) Retail Preferred	101,808,564	3,082,410	**	—		104,890,974
Convertible Bonds	—	6,418,701		—		6,418,701
Corporate Bonds	—	77,836,531		—		77,836,531
$1,000 Par (or similar) Institutional Preferred	—	38,834,738		—		38,834,738
Whole Loans	—	—		14,213,858	**	14,213,858
Municipal Bonds	—	572,400		—		572,400
Sovereign Debt	—	796,050		—		796,050
Investment Companies	3,738,574	—		—		3,738,574

Short-Term Investments:
Repurchase Agreements	—	5,729,136		—		5,729,136

Investments in Derivatives
Futures Contracts***	(112,958)	—		—		(112,958)
Total Return Swaps***	—	1,065,634		—		1,065,634
Total	$258,766,087	$207,033,554		$14,213,858		$480,013,499
*	Refer to the Fund’s portfolio of investments for whole loan categories and industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

40	NUVEEN

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Whole Loans	Corporate Notes	Total
Balance at the beginning of period	$35,794,041	$8,000,000	$43,794,041
Gains (losses):
Net realized gains (losses)	(5,164,916)	—	(5,164,916)
Change in net unrealized appreciation (depreciation)	(3,847,922)	—	(3,847,922)
Purchases at cost	7,296	—	7,296
Sales at proceeds	(13,030,645)	(8,000,000)	(21,030,645)
Net discounts (premiums)	456,004	—	456,004
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$14,213,858	$—	$14,213,858
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(8,981,659)	$—	$(8,981,659)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$5,227,305	Discounted Cash Flow	Yield Spread	2.235% - 2.280%
		Discounted Cash Flow	Liquidity Spread	0.50%
		Discounted Cash Flow	Debt Service Coverage Ratio	0.00 - 1.20
	6,149,442	Appraisals	N/A	N/A
	2,837,111	Expected Net Proceeds	N/A	N/A
Total	$14,213,858

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$—	$(56,033,490)	$56,033,490	$—	$—	$—
Convertible Preferred Securities	921,363	—	—	(921,363)	—	—
$25 Par (or similar) Retail Preferred	3,605,707	—	—	(3,605,707)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

NUVEEN	41

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$55,258,580	11.5%
United Kingdom	24,979,946	5.2
Australia	17,205,177	3.6
Singapore	15,329,153	3.2
Hong Kong	10,726,773	2.2
Spain	10,443,250	2.2
Other	57,840,826	12.1
Total non-U.S. Securities	$191,783,705	40.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

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On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%
Multi-family loans	$2,837,111	53.2%	$—	—%	$—	—%	$—	—%	$2,499,394	46.8%	$5,336,505	100%
Commercial loans	1,570,659	17.7	—	—	—	—	3,617,372	40.7	3,689,322	41.6	8,877,353	100
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$5,729,136	$(5,729,136)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$9,855,638
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(112,958)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(118,308)	$(112,958)

Total Return Swap Contracts

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on total return swaps (,net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on total return swaps (, net)” as described in the preceding paragraph.

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The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Total return swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund utilized total return swaps with the objective of increasing income in the Fund. The Fund held five total return swaps for between $20 million and $35 million using exchange traded funds (ETFs) that align as closely as possible with the five sectors of the real asset income portion of the portfolio.

Average notional amount of total return swap contracts outstanding*	$22,012,657
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Swaps (OTC Uncleared)	Unrealized appreciation on total return swaps, net	$1,070,825	—	$—

Equity price	Swaps (OTC Uncleared)	Unrealized appreciation on total return swaps, net	(5,191)	—	—
Total			$1,065,634		$ —

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Total Return Swaps**	Gross Unrealized (Depreciation) on Total Return Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Total Return Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services, LLC	$1,070,825	$(5,191)	$(5,191)	$1,065,634	$(748,988)	$316,646
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Equity price	Swaps	$331,073	$1,065,634

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Repurchase Program

The Board has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 1,790,000 shares) in open-market transactions at the Adviser’s discretion.

Tender Offers

The Board had authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On September 23, 2014, Nuveen announced the Fund’s first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On March 24, 2015, Nuveen announced the Fund’s second tender offer, which commenced on April 6, 2015 and expired on May 8, 2015. The tender offer was oversubscribed (59% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On October 22, 2015, Nuveen announced the Fund’s third and final tender offer, which commenced on November 2, 2015 and expired on December 1, 2015. The tender offer was oversubscribed (55% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

The final results of each tender offer are as shown in the accompanying table.

	November 7, 2014 Expiration	May 8, 2015 Expiration	December 1, 2015 Expiration
Number of shares outstanding before tender offer	25,344,382	22,683,944	20,241,550
Number of shares authorized for tender offer	2,534,438	2,268,394	2,024,155
Purchase price (99% of share NAV on expiration date)	$19.8695	$19.9754	$18.1494
Number of shares outstanding after tender offer	22,809,944	20,415,550	18,217,395

Share Transactions

Transactions in shares (excluding shares owned by the Adviser) during the current and prior fiscal periods were as follows:

	Year Ended 5/31/17	Year Ended 5/31/16
Shares:*
Repurchased and retired (open market purchases)	(59,500)	(496,500)
Repurchased and retired through tender offer December 1, 2015 expiration	—	(2,024,155)
Total	(59,500)	(2,520,655)
Open market purchases:
Weighted average price per share	$16.10	$15.41
Weighted average discount per share	15.30%	14.63%
*	As of May 31, 2016 and May 31, 2017, the Adviser and Sub-Adviser each owned one share of the Fund.

Tender Offers:
Expiration	December 1, 2015
Purchase price per share	$18.1494
Discount per share	1.00%

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5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $461,555,331 and $451,412,338, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of May 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$497,168,418
Gross unrealized:
Appreciation	$24,396,348
Depreciation	(42,503,943)
Net unrealized appreciation (depreciation) of investments	$(18,107,595)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships, investments in passive foreign investment companies and paydowns, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2017, the Fund’s tax year end, as follows:

Paid-in surplus	$(3,912)
Undistributed (Over-distribution of) net investment income	703,628
Accumulated net realized gain (loss)	(699,716)

The tax components of undistributed net ordinary income and net long-term capital gains as of May 31, 2017, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$4,521,632
Undistributed net long-term capital gains	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interests, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on May 1, 2017 and paid on June 1, 2017.

The tax character of distributions paid during the Fund’s tax years ended May 31, 2017 and May 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017
Distributions from net ordinary income[2]	$23,541,771
Distributions from net long-term capital gains	—

2016
Distributions from net ordinary income[2]	$32,196,361
Distributions from net long-term capital gains	—
[2] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to short-term realized gains.

NUVEEN	47

Notes to Financial Statements (continued)

As of May 31, 2017, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table.

Capital losses to be carried forward – not subject to expiration	$75,017,841

During the Fund's tax year ended May 31, 2017, the Fund utilized capital loss carryforwards as follows:

Utilized capital loss carryforwards	$5,395,769

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2017, the complex-level fee for the Fund was 0.1606%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage and expenses related to the Fund’s tender offers, do not exceed 1.02% of the Fund’s average net assets.

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8. Borrowing Arrangements

The Fund has previously entered into a borrowing arrangement as a means of leverage.

During the current fiscal period, the Fund sourced its leverage from a bank through a 364-day $152,000,000 (maximum commitment amount) Revolving Line of Credit (the “Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $137,500,000.

On December 18, 2016, the Fund renewed its Borrowings through December 18, 2017. In conjunction with this renewal the Fund terminated the $122,000,000 (maximum commitment amount) Term Loan and increased its Revolving Line of Credit from $38,000,000 to $152,000,000. All other terms remained unchanged.

Interest is charged on the Borrowings at a rate per annum equal to either one-month LIBOR or three-month LIBOR plus 0.65%, respectively. In addition to interest, the Fund also accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $137,000,274 and 1.46%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Fund Reorganization

Subsequent to the current fiscal period, and as noted in Note 1 – General Information and Significant Accounting Policies, Fund Reorganization, shareholders have approved the Fund’s reorganization with and into JRI, which is expected to become effective immediately before the open of business on September 11, 2017.

Borrowing Arrangements

Subsequent to the current fiscal period, the Fund increased the outstanding balance on its Borrowings to $151,500,000.

NUVEEN	49

Additional

Fund Information (Unaudited)

Board of Trustees*
Roger A. Gibson	Leonard W. Kedrowski**	Richard K. Riederer	James M. Wade

*	The Fund’s Board of Trustees is comprised entirely of independent trustees.
**	Chairman of the Board of Trustees

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodians State Street Bank & Trust Company One Lincoln Street, Boston, MA 02111 U.S. Bank National Association 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53202	Legal Counsel Ropes & Gray LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h) (11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

DRA
% DRD	7.00%
% QDI	25.00%

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended May 31, 2017:

DRA
% of Interest-Related Dividends	24.00%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common shares of beneficial interest at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common shares of beneficial interest (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

DRA
Shares repurchased	59,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

50	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Custom Blended Index: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	51

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

52	NUVEEN

Board

Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees is currently set at four. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships trustees hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member

Independent Board Members:

∎ LEONARD W. KEDROWSKI			Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; former Independent Board Member, First American Fund Complex (1993-2016).
1941 901 Marquette Avenue Minneapolis, MN 55402	Chairman and Board Member	2014 (since inception) Term: annual		1

∎ ROGER A. GIBSON			Advisor/Consultant, Future Freight™, a logistics/supply chain company; former Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Board Member, First American Fund Complex since 1997.
1946 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

∎ RICHARD K. RIEDERER			Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Certified Financial Analyst; non-profit board member; former Director, Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.
1944 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

∎ JAMES M. WADE			Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.
1943 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

NUVEEN	53

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2014 (since inception)

∎ MARGO L. COOK			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

∎ LORNA C. FERGUSON			Senior Managing Director since February 2017, formerly Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	2014 (since inception)

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2014 (since inception)

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

54	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2014 (since inception)

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2014 (since inception)

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2014 (since inception)

∎ JOHN G. WENKER			Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
1951 901 Marquette Avenue Minneapolis, MN 55402	Vice President	2014 (since inception)

∎ SHARON E. WALTON			Assistant Vice President, Research Analyst, Nuveen Asset Management, LLC since January 2011; prior thereto, Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.
1974 901 Marquette Avenue Minneapolis, MN 55402	Vice President	2016

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2014 (since inception)

(1)	Each member of the Board of Trustees is elected to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Officers serve one year terms ending in June of each year.

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-D-0517D        227093-INV-Y-07/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Richard K. Riederer and Leonard W. Kedrowski, who are “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Diversified Real Asset Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
May 31, 2017	$59,925	$0	$2,000	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

May 31, 2016	$64,250	$15,670	$7,525	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
May 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

May 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provide to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
May 31, 2017	$2,000	$0	$0	$2,000
May 31, 2016	$7,525	$0	$0	$7,525

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Roger A. Gibson, Leonard W. Kedrowski, Richard K. Riederer and James M. Wade.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Brenda A. Langenfeld, Jay L. Rosenberg, Tryg T. Sarsland, Jeffrey T. Schmitz and John G. Wenker, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Brenda A. Langenfeld, CFA, is Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. She started working in the financial services industry with FAF Advisors, Inc. (“FAF”) in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Jay L. Rosenberg is a Managing Director at Nuveen Asset Management and a portfolio manager for the fund. entered the financial services industry in 1995 and joined FAF Advisors, Inc. in 2005 and was named Lead Portfolio Manager of the Real Estate Securities strategy in 2006. He joined Nuveen Asset Management as Managing Director and Lead Portfolio Manager of the Real Estate Securities and Global Infrastructure strategies on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Lead Portfolio Manager of the Real Asset Income strategy and in May 2014, he was named Head of Investments for Real Assets.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In December 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy. In March 2014, he was named Senior Vice President and in April 2016, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Jeffrey T. Schmitz, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 1987 and joined FAF in 2006 as Senior Credit Analyst. He joined Nuveen Asset Management on January 1, 2011 as Vice President and Co-Portfolio Manager of the High Yield Bond strategy in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Co-Portfolio Manager of the Real Asset Income strategy.

John G. Wenker, is a Managing Director, Head of Real Assets, and a portfolio manager for the Fund. Mr. Wenker serves in a strategic role as head of real assets, which includes the firm’s equity and debt real estate products and its global infrastructure strategy. He is the lead manager of the firm’s Real Estate Debt product and co-lead manager of the Real Estate Securities strategy, which invests primarily in equity REITs. Mr. Wenker started working in the financial services industry in 1983 as a mortgage banker at Norwest Mortgage and then as a public finance investment banker focused on housing and government projects for Miller & Schroeder Financial. He also worked for the Minneapolis Community Development Agency managing several of its finance departments including the commercial real estate and housing revenue bond programs. Mr. Wenker joined USBAM (formerly known as FAF Advisors, Inc.) in 1992 as a portfolio manager for four real estate debt closed-end funds. He joined Nuveen Asset Management in January 2011.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of May 31, 2017, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Brenda A. Langenfeld	Registered Investment Companies	7	$7.80 billion
	Pooled Investment Accounts	4	$117 million
	Other Accounts	500	$1.74 billion
Jay L. Rosenberg	Registered Investment Companies	4	$6.76 billion
	Pooled Investment Accounts	12	$1.97 billion
	Other Accounts	9	$1.98 billion
Tryg T. Sarsland	Registered Investment Companies	3	$2.60 billion
	Pooled Investment Accounts	12	$1.65 billion
	Other Accounts	4	$1.23 billion
Jeffrey T. Schmitz	Registered Investment Companies	8	$4.701 billion
	Pooled Investment Accounts	4	$122 million
	Other Accounts	2	$1.10 billion
John G. Wenker	Registered Investment Companies	0	$0
	Pooled Investment Accounts	0	$0
	Other Accounts	0	$0

* Assets are as of May 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF DRA SECURITIES AS OF MAY 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brenda A. Langenfeld	X
Jay L. Rosenberg	X
Tryg T. Sarsland	X
Jeffrey T. Schmitz	X
John G. Wenker					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JUNE 1-30, 2016	10,300	$16.28	10,300	1,692,200
JULY 1-31, 2016	0		0	1,692,200
AUGUST 1-31, 2016	0		0	1,692,200
SEPTEMBER 1-30, 2016	0		0	1,790,000
OCTOBER 1-31, 2016	10,000	$16.47	10,000	1,780,000
NOVEMBER 1-30, 2016	39,200	$15.96	39,200	1,740,800
DECEMBER 1-31, 2016	0		0	1,740,800
JANUARY 1-31, 2017	0		0	1,740,800
FEBRUARY 1-29, 2017	0		0	1,740,800
MARCH 1-31, 2017	0		0	1,740,800
APRIL 1-30, 2017	0		0	1,740,800
MAY 1-31, 2017	0		0	1,740,800
TOTAL	59,500

* The registrant’s repurchase program, for the repurchase of 2,535,000 shares was authorized on September 23, 2014. The program was reauthorized for a maximum repurchase amount of 2,025,000 shares on September 30, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diversified Real Asset Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2017